Exhibit 10.13

EXECUTION COPY

WAIVER AND AMENDMENT TO GUARANTEE

THIS WAIVER AND AMENDMENT TO GUARANTEE (“Waiver and Amendment Agreement”) is made as of May 27, 2009 with respect to the Guarantee, dated as of April 18, 2008 (the “Guarantee”), of Residential Capital, LLC, a Delaware limited liability company, as Guarantor (the “Guarantor”), in favor of GMAC LLC, a Delaware limited liability company, as lender (the “Lender”) pursuant to the Loan and Security Agreement, dated as of April 18, 2008 (the “Loan Agreement”), among GMAC and Guarantor’s affiliates Residential Funding Company, LLC and GMAC Mortgage, LLC, as Borrowers. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Loan Agreement.

WHEREAS, Residential Capital, LLC is a wholly-owned subsidiary of GMAC; and

WHEREAS, significant equity investments have been and may be made directly and indirectly by the U.S. Department of Treasury (“UST”) into GMAC and certain other ownership and governance changes with respect to GMAC have, will or may take place in the form of (1) the direct acquisition by the UST of equity interests in GMAC; (2) the contribution (directly or indirectly) by General Motors Corporation (“GM”) of GMAC equity (a portion of which was purchased with the proceeds of a loan made by the UST to GM) into one or more trusts naming GM as beneficiary (the “GM Trusts”); (3) disposition by GM of its beneficial interest in the GM Trusts; and (4) any transactions or agreements entered into in connection therewith including the appointment, designation or election of directors (or the equivalent) (collectively, the “Specified Transactions”); and

WHEREAS, the Specified Transactions will enhance the creditworthiness of GMAC, and with respect to which the parties agree that the Change of Control provision should not apply with respect thereto and the definition of Change of Control should therefore be amended as provided below;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto have agreed to enter into this Waiver and Amendment Agreement.

1. Waiver. The Lender hereby agrees that, notwithstanding any provision of the Guarantee to the contrary, the occurrence of any or all of the Specified Transactions shall not be deemed to be a Change of Control or a Guarantee Event of Default under the Guarantee.

2. Amendments. In furtherance of paragraph 1 above, (a) The definition of “Change of Control” in the Guarantee is hereby deleted in its entirety and replaced with the following:

“Change of Control” means the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or group (within the meaning of the Securities Exchange Act of 1934 and the rules of the Securities and Exchange Commission

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thereunder as in effect on the date hereof) other than the Investors, the United States Department of the Treasury, the GM Trusts, or any purchaser of the beneficial interest of General Motors in the GM Trusts of membership interests representing a majority of the aggregate ordinary voting power represented by the issued and outstanding capital stock of the Guarantor, which shall not have been approved by the Guaranteed Party (such approval not to be unreasonably withheld).

(b) The following definition is hereby inserted in Paragraph 14(B) of the Guarantee at the end thereof:

“GM Trusts” means one or more trusts initially naming General Motors as beneficiary thereof that were or will be established to hold Capital Stock in GMAC held directly or indirectly by General Motors as of May 20, 2009.

3. Effectiveness. The parties hereto hereby waive any rights they may have under the Loan Agreement or the Guarantee to receive a notice of this amendment or to receive such notice in a particular form, and agree that this Waiver and Amendment of the Guarantee hereby shall be effective as of the date of hereof. This Waiver and Amendment Agreement may be executed by one or more of the parties hereto on any number of separate counterparts (including by facsimile or as an image thereof distributed by email), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. The execution and delivery of this Waiver and Amendment Agreement by each of the parties hereto shall be binding upon each of its successors and assigns (including transferees of its commitments in whole or in part prior to effectiveness hereof) and binding in respect of all of its commitments, including any acquired subsequent to its execution and delivery hereof and prior to the effectiveness hereof.

4. Governing Law. This Waiver and Amendment Agreement shall be construed in accordance with and governed by the State of New York.

5. Headings. Section headings in this Waiver and Amendment Agreement are included herein for convenience of reference only and shall not constitute a part of this Waiver and Amendment Agreement for any other purpose.

[Signature Pages Follow]

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IN WITNESS WHEREOF, this Waiver and Amendment Agreement have been duly executed as of the day and year first above written.

GMAC LLC, as Lender

By:	/s/ David C. Walker
Name:
Title:

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RESIDENTIAL CAPITAL, LLC, as Guarantor

By:	/s/ Jerry Lombardo
Name: Jerry Lombardo
Title: Treasury Executive

RESIDENTIAL FUNDING COMPANY, LLC, as Borrower

By:	/s/ Jerry Lombardo
Name: Jerry Lombardo
Title: Treasury Executive

GMAC MORTGAGE, LLC, as Borrower

By:	/s/ Jerry Lombardo
Name: Jerry Lombardo
Title: Treasury Executive

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